                                                                    EXHIBIT 99.1

      CONTACT:        Robert Gross
                      President and Chief Executive Officer
                      (585) 647-6400

                      Catherine D'Amico
                      Executive Vice President - Finance
                      Chief Financial Officer
                      (585) 647-6400

                      Investor Relations:
                      Cara O'Brien/Melissa Myron
                      Media Contact:
                      Stephanie Sampiere
                      FD Morgen-Walke
                      (212) 850-5600


FOR IMMEDIATE RELEASE
---------------------

          MONRO MUFFLER BRAKE, INC. ISSUES FINAL RESULTS FOR THE FOURTH
                  QUARTER AND FISCAL YEAR ENDED MARCH 29, 2003
                    ~ COMPANY REPORTS AUDITED EPS OF $1.46 ~

         ROCHESTER, N.Y. - MAY 30, 2003 - MONRO MUFFLER BRAKE, INC. (NASDAQ:
MNRO) today issued final fiscal 2003 fourth quarter and audited results for the year ended March 29, 2003, which were pending final review by the Company's external auditors, as previously discussed in the Company's press release dated May 22, 2003.

         PricewaterhouseCoopers ("PWC"), the Company's external auditors, has completed its review of the Company's accounting for barter credits received when the Company sublet or sold a total of 14 closed store properties to Icon International, a barter company, in fiscal years 1998, 1999 and 2000. The review resulted in a revision to the Company's and PWC's original accounting for barter transactions and the resulting barter credits. Accordingly, the Company's historical audited financial statements, to be included in its Form 10-K, will reflect a cumulative $2.5 million after-tax reduction to retained earnings at April 1, 2001 to record the retroactive impairment charge related to the store closures in fiscal 1998 through 2000. The Company's related balance sheets, which will soon be filed with the Forms 8-K and 10-K, will also reflect adjustments to fixed assets, accrued liabilities, deferred taxes, and other current and non-current assets in connection with this revision.

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         As management is confident in the use of the barter credits, the revised accounting method affects the timing of the recognition of income and expense. The Company's earnings, beginning in fiscal 2002, will ultimately increase in an amount equal to the aforementioned charge based on the Company's utilization of the barter credits. As such, audited net income for fiscal year 2003 increased $0.1 million to $13.7 million, or $1.46 per diluted share, versus the previously reported $13.6 million, or $1.45 per diluted share.

         The Company also reiterated its previously stated first quarter fiscal 2004 guidance for diluted earnings per share in the range of $0.58 to $0.62 and its full year EPS forecast of $1.70 to $1.80, excluding any positive impact from this accounting matter. The Company is currently assessing the magnitude of the positive adjustment on fiscal 2004, and plans to provide updated guidance before the end of its fiscal June quarter.

         Monro Muffler Brake operates a chain of stores providing automotive undercar repair and tire services in the United States, operating under the brand names of Monro Muffler Brake and Service, Speedy Auto Service by Monro, Kimmel Tires - Auto Service and Tread Quarters Discount Tires. The Company currently operates 561 stores and has 18 dealer locations in New York, Pennsylvania, Ohio, Connecticut, Massachusetts, West Virginia, Virginia, Maryland, Vermont, New Hampshire, New Jersey, North Carolina, South Carolina, Indiana, Rhode Island, Delaware and Michigan. Monro's stores provide a full range of services for exhaust systems, brake systems, steering and suspension systems, tires and many vehicle maintenance services.

         The statements contained in this press release that are not historical facts may contain statements of future expectations and other forward-looking statements made pursuant to the Safe Harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are subject to risks, uncertainties and other important factors that could cause actual results to differ materially from those expressed. These factors include, but are not necessarily limited to, product demand, dependence on and competition within the primary markets in which the Company's stores are located, the need for and costs associated with store renovations and other capital expenditures, the effect of economic conditions, the impact of competitive services and pricing, product development, parts supply restraints or difficulties, industry regulation, risks relating to leverage and debt service (including sensitivity to fluctuations in interest rates), continued availability of capital resources and financing, risks relating to integration of acquired businesses and other factors set forth elsewhere herein and in the Company's Securities and Exchange Commission filings, including the report on Form 10-K for the fiscal year ended March 30, 2002.


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                            MONRO MUFFLER BRAKE, INC.
                              Financial Highlights
                                   (Unaudited)
                (Dollars in thousands, except per share amounts)

                                                      QUARTER ENDED FISCAL MARCH
                                                      --------------------------

                                                2003            2002           % CHANGE
                                             --------         --------        ----------

Sales                                        $ 61,399         $ 50,540          21.5%

Cost of sales, including
     distribution and occupancy costs          37,240           31,307          18.9
                                             --------         --------

Gross profit                                   24,159           19,233          25.6

Operating, selling, general and
     administrative expenses                   19,696           14,811          33.0
                                             --------         --------

Operating income                                4,463            4,422           0.9

Interest expense, net                             570              778         (26.8)

Other (income) expense, net                       (68)             455
                                             --------         --------

Income before provision for
     income taxes                               3,961            3,189          24.2

Provision for income taxes                      1,507            1,209          24.6
                                             --------         --------

Net income                                   $  2,454         $  1,980          23.9
                                             ========         ========

Diluted earnings per share                   $   0.26         $   0.22          18.2%
                                             ========         ========

Weighted average number of
     diluted shares outstanding                 9,437            9,168


Number of stores open
     (at end of quarter)                          560              514

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                            MONRO MUFFLER BRAKE, INC.
                              Financial Highlights
                (Dollars in thousands, except per share amounts)


                                                        YEAR ENDED FISCAL MARCH
                                                        -----------------------

                                                2003            2002           % CHANGE
                                             --------         --------        ----------



Sales                                        $ 258,026         $ 224,853          14.8%

Cost of sales, including
     distribution and occupancy costs          152,432           133,042          14.6
                                             ---------         ---------

Gross profit                                   105,594            91,811          15.0

Operating, selling, general and
     administrative expenses                    81,040            69,604          16.4
                                             ---------         ---------

Operating income                                24,554            22,207          10.6

Interest expense, net                            2,601             3,731         (30.3)

Other (income) expense, net                       (189)              833
                                             ---------         ---------

Income before provision for
     income taxes                               22,142            17,643          25.5

Provision for income taxes                       8,414             6,336          32.8
                                             ---------         ---------

Net income                                   $  13,728         $  11,307          21.4
                                             =========         =========

Diluted earnings per share                   $    1.46         $    1.25          16.8%
                                             =========         =========

Weighted average number of
     diluted shares outstanding                  9,403             9,055



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